UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   August 22, 2011

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Information.

On August 22, 2011, Cephalon, Inc. (the “Company”) issued a press release announcing that the Company has given notice of an anticipated fundamental change to holders of the Company’s 2.50% Convertible Senior Subordinated Notes due 2014 and 2.00% Convertible Senior Subordinated Notes due 2015 in respect of the previously announced merger of the Company with a wholly-owned subsidiary of Teva Pharmaceutical Industries Ltd., which is expected to become effective in October 2011.  The Company hereby incorporates by reference the press release dated August 22, 2011, attached hereto as Exhibit 99.1 and made a part of this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

(d)                                             Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Cephalon, Inc. dated August 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: August 22, 2011	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Cephalon, Inc. dated August 22, 2011